Exhibit 99.1

Cable ONE to Acquire Clearwave Communications

Strategic acquisition of premier bandwidth infrastructure provider

November 12, 2018 – Phoenix, AZ – Cable One, Inc. (NYSE: CABO) (the “Company” or “Cable ONE”) today announced it has entered into a definitive agreement to acquire Clearwave Communications (“Clearwave”), a facilities-based service provider that owns and operates a high-capacity fiber network offering dense regional coverage in Southern Illinois.

The acquisition provides Cable ONE with a premier fiber network within its existing footprint and further enables the Company to supply its customers with enhanced business services solutions. The acquisition will also provide a platform to allow Cable ONE to replicate Clearwave's strategy in several of the Company's existing markets. Clearwave has more than 2,400 route miles of dense metro fiber infrastructure connecting approximately 2,700 on-net businesses, towers and data centers. Clearwave is headquartered in Harrisburg, Illinois and is majority-owned by funds affiliated with Stephens Capital Partners LLC, the private equity arm of Stephens Inc. based in Little Rock, Arkansas.

“We are excited to partner with the Clearwave team, who have built a highly successful business services platform in non-urban markets with similar characteristics to ours,” said Julie Laulis, President and CEO of Cable ONE. “This transaction provides us with a unique opportunity to continue to grow Clearwave in its existing footprint as well as expand our fiber footprint and enterprise business segment.”

“This is a very exciting day for our employees, customers and shareholders,” said Matt Dement, President and CEO of Clearwave. “Since inception, Clearwave has been dedicated to deploying best-in-class network infrastructure across Southern Illinois. As a part of Cable ONE, we will have the opportunity to significantly expand our geographic presence while maintaining our core values of quality, reliability and superior customer support.”

The all-cash transaction is expected to be funded through Cable ONE's cash on hand and its existing revolving credit facility. The transaction is subject to certain regulatory approvals and other customary closing conditions and is expected to be completed during the first quarter of 2019.

UBS Investment Bank acted as financial advisor, and Cravath, Swaine & Moore LLP acted as legal advisor to Cable ONE on this transaction. Bank Street Group LLC and Stephens Inc. acted as financial advisors, and Bryan Cave Leighton Paisner LLP acted as legal advisor to Clearwave on this transaction.

About Cable ONE

Cable ONE (NYSE: CABO) is among the 10 largest cable companies in the United States and a leading broadband communications provider. Serving residential and business customers in 21 states, Cable ONE provides consumers with a wide array of communications and entertainment services, including high-speed internet and advanced Wi-Fi solutions, cable television and phone service. Cable ONE Business provides scalable and cost-effective products for businesses ranging in size from small to mid-market, in addition to enterprise, wholesale and carrier customers.

Contacts
Trish Niemann	Steven Cochran
Corporate Communications Director	Chief Financial Officer
602-364-6372	602-364-6210

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and our business, financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and, among others, the following factors:

●	uncertainties as to the timing of the acquisition of Clearwave and the risk that the transaction may not be completed in a timely manner or at all;
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the possibility that any or all of the various conditions to the consummation of the acquisition of Clearwave may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

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the effect of the announcement or pendency of the transaction on our and Clearwave’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks related to diverting management’s attention from our ongoing business operations;
●	uncertainties as to our ability and the amount of time necessary to realize the expected synergies and other benefits of the transaction;
●	our ability to integrate Clearwave’s operations into our own;
●	rising levels of competition from historical and new entrants in our markets;
●	recent and future changes in technology;
●	our ability to continue to grow our business services products;

●	increases in programming costs and retransmission fees;
●	our ability to obtain hardware, software and operational support from vendors;
●	the effects of any new significant acquisitions by us;
●	adverse economic conditions;
●	the integrity and security of our network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	our failure to obtain necessary intellectual and proprietary rights to operate our business and the risk of intellectual property claims and litigation against us;
●	our ability to retain key employees;
●	changing and additional regulation of our data, video and voice services, including legislative and regulatory efforts to impose new legal requirements on our data services;
●	our ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local government franchising authority and broadcast carriage regulations;
●	the potential adverse effect of our indebtedness on our business, financial condition or results of operations and cash flows;
●	the possibility that interest rates will rise, causing our obligations to service our variable rate indebtedness to increase significantly;
●	our ability to incur future indebtedness;
●	fluctuations in our stock price;
●	our ability to continue to pay dividends;
●	dilution from equity awards and potential stock issuances in connection with acquisitions;
●	provisions in our charter, by-laws and Delaware law that could discourage takeovers;
●	changes in our estimates of the impact of the 2017 Federal tax reform legislation;
●	changes in generally accepted accounting principles in the United States or other applicable accounting policies;
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the outcome of our efforts to complete the remediation of the material weakness in our internal control over financial reporting related to the NewWave Communications billing system by the end of 2018; and

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the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including but not limited to our latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by us in this communication speak only as of the date on which they are made. We are under no obligation, and expressly disclaim any obligation, except as required by law, to update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.